UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

17 South Briar Hollow Lane, Suite 100, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 881-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2018, Adams Resources & Energy, Inc., a Delaware corporation (the “Company”), issued a press release announcing the election of Tracy E. Ohmart as Executive Vice President, Chief Financial Officer and Treasurer of the Company effective June 18, 2018. Mr. Ohmart will replace Sharon C. Davis in her roles as interim Chief Financial Officer and Treasurer of the Company. Ms. Davis will continue in her positions as Executive Vice President, Chief Operating Officer and Chief Accounting Officer of the Company.

Mr. Ohmart, age 50, has spent his career in accounting and management in the upstream and midstream segments of the energy industry, most recently with Horn Solutions, Inc. from 2017 to June 2018, and prior to that as Vice President and Chief Financial Officer of United Bulk Terminals USA, Inc., a privately-held subsidiary of Marquard & Bahls AG, from 2012 to 2016.  Immediately prior to joining United Bulk Terminals USA, Inc., he was Assistant Controller for Southwestern Energy Company from 2010 to 2012.  From 2005 to 2009, Mr. Ohmart was Assistant Controller of EPCO, Inc.  Prior to that, he held various accounting, finance, management and special projects positions with increasing responsibilities with TEPPCO Partners, L.P. from 2001 to 2005, and ARCO Pipe Line Company from 1989 to 2001.  Mr. Ohmart holds a Bachelor of Science in Accounting and Business Administration from the University of Kansas.  He is a Certified Public Accountant.

No family relationship exists between Mr. Ohmart and any of the Company’s directors or executive officers. Mr. Ohmart’s compensation will consist of the following: (i) an annual base salary of $300,000, (ii) an annual cash performance bonus subject to the discretion of the Compensation Committee of the Board of Directors, (iii) eligibility to receive an annual equity grant under the Adams Resources & Energy, Inc. 2018 Long-Term Incentive Plan, subject to the discretion of the Compensation Committee of the Board of Directors, and (iv) entitled to participate in the Company’s customary health, welfare and fringe benefit plans.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Adams Resources & Energy, Inc. issued June 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date:	June 11, 2018	By:	/s/ Sharon C. Davis
Sharon C. Davis
Interim Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)